                                                                    EXHIBIT 99.9

                                  Confidential
                              MARKETING AGREEMENT
                              -------------------

     This Marketing Agreement (the "Agreement"), effective as of October 1, 2000 (the "Effective Date"), is between (1) AOL (UK) Limited, a limited company, registered with the Registrar of Companies for England and Wales under number 03462696 with its principal place of business at Saros Building, 80 Hammersmith Road, London, W14 8UD, or its successor entity ("AOL UK"); (2) AOL Bertelsmann Online GmbH & Co K.G., a company registered in Germany with its principal place of business at Millerntorplatz 1, D-20359 Hamburg, Germany, or its successor entity ("AOL Germany"); (3) AOL Bertelsmann Online France SNC with its principal place of business at 1 Place Carpeaux, 92915 Paris-La-Defense, or its successor entity ("AOL FRANCE"); (4) CompuServe Interactive Services Ltd., a company organised under Irish law with its principal place of business at Zugerstasse 76a CH-6340, Baar, Switzerland, or its successor entity ("CompuServe Europe")
(5) and eMachines, Inc. a Delaware corporation, with offices at 14350 Myford Drive, Suite 100, Irvine, California 92606. ("eMachines"). AOL and eMachines may be referred to individually as a "Party" and collectively as "Parties."

                                  INTRODUCTION
                                  ------------

     eMachines acknowledges that AOL UK, AOL Germany, AOL France and CompuServe Europe have each entered into this Agreement for their own benefit and the benefit of AOL US and each of the AOL Group Companies and this Agreement is intended to be enforceable by all such entities by virtue of the Contracts (Rights of Third Parties) Act 1999.

     AOL and eMachines each desires to enter into an marketing relationship whereby eMachines will distribute and promote in the Territories certain products and or services that are owned, operated, distributed or authorized to be distributed by or through AOL or any of its Affiliates pursuant to the terms and conditions contained herein. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit A attached hereto.
                                       ---------

                                     TERMS
                                     -----

1.   eMachines Distribution of the AOL Software. eMachines shall distribute the
     ------------------------------------------
     applicable AOL Software through all Products, and any other products subsequently agreed upon by the Parties and throughout the Territories as follows:

     1.1  Pre-Loaded Software Build.  Upon satisfactory testing of the
          -------------------------
          applicable AOL Software as set forth in Section 5, eMachines shall pre-load the applicable AOL Software onto each Product by burning the applicable AOL Software into the hard drive or other applicable storage mechanism of such Products. The applicable AOL Software to be pre-loaded shall include, in each case, the then-current version of the applicable software used to connect to and use the applicable AOL Service, the CompuServe Service, Netscape Online Service (where applicable), AIM Service, and (at AOL's election which it may exercise on written notice at any time) ICQ Service (replacing, if necessary, any older versions of such software contained in the Online Services Folder or similar area on the Products). The applicable AOL Software for each respective AOL Service shall be pre-loaded in each Product . AOL shall, at its expense, provide to eMachines the applicable AOL Software for use in distribution, marketing or promotion by eMachines in accordance with this Section 1. The applicable AOL Software will be delivered in the

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          form of a master diskette, Gold Master or CD-ROM to be tested as set forth in Section 5 and pre-loaded as set forth in this Section 1.1.

     1.2  Bundled AOL Package. In addition to the pre-loading of the applicable
          -------------------
          AOL Software set forth in Section 1.1, upon satisfactory testing of the applicable AOL Software as set forth in Section 5, eMachines shall bundle an AOL Package with each Product by placing the AOL Package inside the cardboard box packaging of each Product. The "AOL Package" shall mean, at AOL's discretion with the reasonable approval of eMachines (not to be unreasonably withheld or delayed), an AOL-supplied diskette/CD-ROM containing the applicable AOL Software and/or related promotional and packaging materials. eMachines shall have the right to approve the size of the AOL Package so that it fits in the Product packaging without modification of the existing packaging. The specific AOL Software contained on the AOL Package in each of the Territories shall be at AOL's option, but shall be compatible with the operating systems of the Products in such Territory.

     1.3  AOL Materials.  AOL shall, at its expense, provide and deliver to
          -------------
          eMachines the applicable AOL Software, AOL Packages, and Documentation and related promotional materials to be included by eMachines within the Bundled Products (collectively the "AOL Deliverables") to the point of manufacture or distribution center of the Products (the "eMachines Production Site"), as directed by eMachines. eMachines shall provide AOL with a written request setting forth (a) the quantity of AOL Deliverables it requires to meet its production expectations and (b) the location of the eMachines Production Site to which AOL should deliver the AOL Deliverables. eMachines acknowledges and agrees that AOL may require at least thirty (30) days to complete the preparation and delivery of the requested quantity of AOL Deliverables to any eMachines Production Site located in the United States of America, and up to forty-five (45) days to any eMachines Production Site located outside the United States of America. eMachines agrees to use commercially reasonable efforts to order sufficient quantities of the AOL Deliverables and allow AOL at least thirty (30) days or forty-five (45) days, as the case may be, lead-time to develop and deliver such orders to eMachines Production Sites within the United States of America and outside the United States of America, respectively. AOL shall use commercially reasonable efforts to provide eMachines with the requested AOL Deliverables within thirty
          (30) days or forty-five (45) days, as applicable, of receiving an order for such AOL Deliverables from eMachines.

     1.4  Post-Manufacturing Insertion Fees.  AOL accepts that failure to meet
          ---------------------------------
          the lead-times agreed to in Section 1.3 may mean that additional reasonable direct costs may be incurred and payable where Product boxes need to be opened in order to insert the AOL Deliverables or where the AOL Deliverables must be affixed to Product boxes (the "Post-Manufacturing Insertion Fees"). In the event that AOL requests eMachines to open and repackage boxes or to affix AOL Deliverables to the boxes as described in the above sentence, eMachines shall provide written notice to AOL of the per Product Post-Manufacturing Insertion Fee that it would charge AOL. Thereafter, AOL shall notify eMachines in writing within five (5) calendar days of receiving eMachines' written notice whether AOL wishes eMachines to open and repackage Product boxes or to affix AOL Deliverables to the boxes. For the avoidance of doubt, there shall be no Post-Manufacturing Insertion Fees payable by AOL in respect of any eMachines obligations at Section
          2.2 or for any other obligation eMachines has under this Agreement (except for Section 1.3 and this Section 1.4) where lead-times have been met by AOL. eMachines further agrees that it will not charge such fees where AOL has not been given the lead-times agreed to in Section 1.3 and that it shall make commercially reasonable efforts to inform AOL of production schedules and deadlines in relation to Product boxes being sealed. Any Post-Manufacturing Insertion Fees incurred by AOL shall be paid to eMachines within thirty (30) days of receiving an invoice for such fees from eMachines.

2.   eMachines Promotion of the AOL Software.
     ---------------------------------------

     2.1. Desktop Icons. For each Bundled Product, eMachines shall include one
          -------------
          desktop icon (outside of, and in addition to the placements within, the Online Services Folder and ICW and any future successor or replacement) for each of the applicable AOL Services and prominent shortcuts for each of the applicable AOL Services from the "Start" menu and, with respect to the applicable AOL Country Service, the applicable CompuServe Service and the Netscape Online Service, the "Task Bar" of the Bundled Products (including, with respect to the desktop icon, any future items with similar functionality).

     2.2  Packaging. eMachines shall prominently promote the applicable AOL
          ---------
          Services on and in the packaging of the Bundled Products through (a) insertion of the documentation, brochures, and similar materials related to use of the applicable AOL Country Service, CompuServe Service, Netscape Online Service, AIM Service and ICQ Service, which AOL will provide to eMachines for distribution to end users of the Bundled Products (the "Documentation"), and (b) display of AOL-supplied stickers on the outside packaging of each Product and on mutually agreed upon locations on each Product. AOL will provide said materials, at its expense, delivered to the point of manufacture of the Products as directed by eMachines. Such materials and the delivery thereof will be fully paid for by AOL. eMachines shall have the right to approve any on-packaging or mutually agreed upon on-Product stickers prior to their use, provided that such approval shall not be unreasonably withheld or delayed.

     2.3  Exclusivity. With respect to Products distributed in the Territories,
          -----------
          as long as the exclusivity provisions contained in Section 2.5 of that certain Marketing Agreement, dated June 17, 1999, between AOL US and eMachines (the "Marketing Agreement") are in effect, eMachines agrees that the AOL Services shall be the exclusive Interactive Services bundled or otherwise distributed on each Product, except for the following two (2) exceptions: (a) Microsoft's Internet Explorer and any Interactive Services sponsored by Microsoft (the "MISPs"), and (b) a single competitor Interactive Service (i.e., any Interactive Service which is not an AOL Service or MISP, also known as the "CISP") per Product. eMachines agrees that the carve out set forth in Section 2.3(a) shall only apply to the extent eMachines is so obligated under agreements in connection with its use of Microsoft Windows based operating systems or successor operating systems and the license of the Microsoft operating system (the "Microsoft Agreements"). Further, with regard to any future agreements between eMachines and Microsoft Corporation relating to the Territories, eMachines shall not subscribe to or make available a Microsoft sponsored Interactive Service unless obligated to do so under eMachines' license of the Microsoft operating system.

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     2.4  General Promotional Obligations.
          -------------------------------

          2.4.1 With respect to Products distributed in the Territories, as long as the exclusivity provisions contained in Section 2.5 of the Marketing Agreement are in effect, eMachines agrees that the AOL Services shall be promoted (a) no less favorably than any MISPs, and (b) no less favorably than the single CISP that may be bundled or distributed with each Product.

          2.4.2 eMachines agrees to use commercially reasonable efforts in the Territories not to enter into arrangements with Microsoft Corporation or third parties affiliated with or that sponsor a CISP, that would provide any MISPs or CISP a "preferred promotional level" equal to that provided by eMachines for the AOL Services as set forth in this Agreement. For the avoidance of doubt, pursuant to eMachines' existing agreement with Dixons Group, the AOL Services shall receive no greater prominence than Freeserve.

          2.4.3 With respect to the Products distributed in the Territories, eMachines agrees that no information regarding any MISPs or CISP shall appear when one of the AOL Services is highlighted or promoted on a promotional page, promotional splash screen or other similar promotional or installation messaging screen that contains a list of Interactive Services.

     2.5  Online Services Folder Exception. Notwithstanding Section 2.4
          --------------------------------
          above, with respect to Products distributed in the Territories, as long as the exclusivity provisions contained in Section 2.5 of the Marketing Agreement are in effect, eMachines agrees that with respect to any CISP the AOL Services shall receive the most favorable promotion (e.g., the applicable AOL Country Service, CompuServe Service and Netscape Online Service shall receive the first, second and third positions in any list or grouping); provided that where eMachines is obligated contractually to promote a CISP more favorably or with the same level of promotion in the Online Services Folder as a condition to obtaining distribution rights for its Products, then the CISP shall receive the first position (as is the case with FreeServe, pursuant to eMachines' existing agreement with Dixons Group) and the AOL Services shall receive the 2nd, 3rd and 4th positions in any list or grouping.

     2.6  Other Agreements. Notwithstanding the provisions of this Section 2,
          ----------------
          eMachines' obligations under this Agreement are subject to the Microsoft Agreements, its existing Agreement with Dixons Group (or successor agreements on substantially similar terms), any future agreement entered into with respect to a CISP (provided that in such future agreements eMachines does not violate the exclusivity and promotional obligations in Sections 2.3, 2.4 and 2.5), and its existing agreement with TriGem, which eMachines acknowledges does not confer any right to include any additional Interactive Services on or with the Products in breach of this Agreement.

     2.7  Trademarks; Licenses. eMachines shall be entitled to use the AOL Marks
          --------------------
          in connection with the fulfillment of its obligations hereunder. AOL shall be entitled to use the eMachines trademarks, tradenames and service marks in connection with the fulfillment of its obligations hereunder. AOL grants eMachines the right to reproduce any master diskette, CD-ROM or Gold Master of AOL Software provided by AOL to eMachines for the purpose of fulfilling its distribution obligations under this Agreement.

3.   Payments.
     --------

     3.1. Promotional Bounty Payments. For the purposes hereof, a "Qualified New
          ---------------------------
          Member" shall mean any person or entity who registers for the applicable AOL Country Service, the applicable CompuServe Service or the applicable Netscape Online Service during the Term using eMachines' special promotion identifier and who pays the then-standard fees required for membership to the applicable AOL Country Service, the applicable CompuServe Service or the applicable Netscape Online Service through at least three (3) consecutive billing cycles (not including any standard free trial period).

          3.1.1. AOL shall pay eMachines a fee of thirty-five dollars (US$35.00) for each Qualified New Member to the applicable AOL Country Service acquired through the distribution of the Bundled Products.

          3.1.2. AOL shall pay eMachines a fee of forty dollars (US$40.00) for each Qualified New Member to the applicable CompuServe Service acquired through the distribution of the Bundled Products.

          3.1.3. AOL shall pay eMachines a fee of fifteen dollars (US$15.00) for each Qualified New Member to the applicable Netscape Online Service acquired through the distribution of the Bundled Products.

     3.2. AOL shall pay the promotional Bounty Payments in United States Dollars to eMachines on a monthly basis, within thirty (30) days of the end of each month. The amount of Bounty Payments made to eMachines shall be exclusive of any applicable taxes, including value added tax ("VAT"), which shall be paid by the relevant party at the rate and in the manner prescribed by law.

4.   Expenses.  Except as otherwise expressly provided for herein, eMachines
     --------
     shall be responsible for the costs and expenses associated with its marketing, promotion and distribution of the AOL Software through the Bundled Products.

5.   Testing. AOL shall submit to eMachines a Gold Master of its AOL Software,
     -------
     that AOL has already tested using AOL's then standard virus-checking procedures. eMachines shall test the AOL Software and shall notify AOL of its acceptance or rejection of such software within twenty (20) business days of its receipt of such software. Both Parties shall cooperate on a timely, priority basis in order to report and resolve issues associated with the testing process. The foregoing testing process and rights and obligations set forth in this Section 5 shall also be applicable to the AOL Software included in the AOL Package and to any updated versions of the AOL Software provided to eMachines under the production time guidelines set forth by eMachines.

6.   Reporting.  From time to time upon AOL's request (but no more than once
     ---------
     every month), eMachines shall provide AOL with a report, in a detailed format reasonably satisfactory to AOL, setting forth (i) the total number of Bundled Products distributed and sold, and (ii) future forecasts regarding distribution and sales of Bundled Products. AOL shall provide eMachines with monthly reports setting forth the number of Qualified New Members acquired by AOL through the distribution of the Bundled Products in the preceding month, and eMachines shall have right to an independent third party audit of such monthly reports, which cost shall be at eMachines' expense save where a five percent (5%) or greater underpayment to eMachines is revealed as a result of such audit whereupon AOL shall pay the reasonable costs of the audit. In the event that an overpayment to eMachines is revealed as a result of such audit, then eMachines shall refund said overpayment to AOL within thirty (30) days of this determination and in the event that an underpayment to eMachines is revealed as a result of such audit, then AOL shall pay said underpayment to eMachines within thirty (30) days of this determination.

7.   Additional Activities.  eMachines and AOL shall use good faith efforts to
     ----------------------
     work together on additional promotional activities on a case-by-case basis with the goal of maximizing registration of Qualified New Members and selling Bundled Products (i.e., cooperative contribution to the Parties' promotional efforts, promotion in traditional media, other products and peripherals, etc.). eMachines agrees to promote the applicable AOL Services in all of its media advertising to the extent it has the ability to influence the creative content of such advertisements, except for (i) promotions surrounding a CISP, (ii) promotions that interfere with any non-competitive third party cooperative advertising programs, and (iii) promotions that have an unreasonable material effect on the cost of the underlying advertisement campaign. Further, in eMachines' development of Products other than laptop and desktop computers, eMachines shall use best commercial efforts (with AOL's reasonable cooperation) to make all such Products compatible with one or more of the AOL Services. In addition to the above, where AOL considers a Consumer Rebate Offer, under a similar mechanism as described under the Marketing Agreement between eMachines and AOL US, to be a viable commercial proposition, the Parties will discuss offering the same or similar rebate offer in the UK on such terms as the Parties may agree.

8.   Term, Renewal, Termination.

     8.1. Term. Unless earlier terminated pursuant to Sections 8.3 or 8.4
          -----
          hereof, the initial term of this Agreement shall be from the Effective Date through the termination date set forth in the Marketing Agreement dated June 17, 1999 (i.e., June 16, 2004) (the "Initial Term").

     8.2. Renewal. This Agreement will renew upon the same terms as the
          --------
          Marketing Agreement dated June 17, 1999, unless sooner terminated pursuant to Sections 8.3 or 8.4 hereof.

     8.3. Termination for Breach.  Except as expressly provided elsewhere in
          ----------------------
          this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement). In the event this Agreement is terminated upon the material breach of the Agreement by AOL, AOL will pay Bounty Payments for those customers that activated their membership during the Term of the Agreement but become Qualified New Members after termination of the Agreement.

     8.4. Termination for Bankruptcy/Insolvency.  Either Party may terminate
          -------------------------------------
          this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course,
          (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

9.   Promotional Materials/Press Releases. Each Party will submit to the other
     ------------------------------------
     Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the transactions contemplated hereunder and/or referencing the AOL Services and the AOL Software or eMachines and/or its trade names, trademarks, and the AOL Marks (the "Materials"). Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Materials.

10.  Technical Support.  AOL will be responsible for providing all technical
     -----------------
     support and customer service relating to the consumers' use of the appropriate AOL products and services as bundled under this Agreement and eMachines (or its third party technical support provider) will be responsible for the providing all technical support and customer service relating to the consumers' use of the Products and eMachines' services under this Agreement.

11.  Standard Terms and Conditions. This Agreement incorporates by reference
     -----------------------------
     AOL's standard legal terms & conditions (the "Standard Terms"), including terms related to licenses, representations and warranties, confidentiality, limitation of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. The Standard Legal Terms and Conditions set forth on Exhibit B hereto are hereby made a part of this
                             ---------
     Agreement. For purposes of the Standard Terms, (a) the defined term "Service" shall include all of the AOL Services, and (b) the defined term "Software" shall include the AOL Software. Notwithstanding the foregoing, to the extent that any of the Standard Terms contradict the terms of the other provisions of this Agreement, the other provisions of this Agreement shall control.

12.  Counterparts. This Agreement may be executed in counterparts, each of which
     ------------
     will be deemed an original and all of which together will constitute one and the same document.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AOL (UK) Ltd.                             AOL Bertelsmann Online GmbH & Co K.G

By: /s/ KAREN THOMPSON                    By: /s/ ^illegible signature^
    _______________________________           _______________________________
Print Name: Karen Thompson                Print Name:
Title: M-D                                Title:

AOL Bertelsmann Online France SNC         CompuServe Interactive Services
                                          Limited

By: /s/ ^illegible signature^             By: /s/ ^illegible signature^
    _______________________________           _______________________________
Print Name:                               Print Name:
Title:                                    Title:

eMachines Inc.

By: /s/ JOHN DICKINSON
    _______________________________
Print Name: John Dickinson
Title: SVP

                                   EXHIBIT A

                                  DEFINITIONS
                                  -----------


"Affiliate" means an entity in which AOL holds at least a nineteen percent (19%) equity interest.

"AIM Service" shall mean the AOL-branded service, currently available through the Internet, that enables end-users of such service to exchange, in real-time, private, personalized messages with, and to monitor the online status of, other end-users of such service and AOL Members.

"AIM Software" shall mean the client software developed and distributed by AOL that enables end-users to access and use the AIM Service, and any updates, patches, new version and bug fixes thereto.

"AOL" means the AOL entity which is a party to this Agreement or otherwise is an AOL Group Company in relation to the AOL and CompuServe Services for the applicable territory.

"AOL Country Service" means the AOL branded service applicable to the country in which it is targeted, e.g. AOL Country Service in the UK shall be the AOL UK Service and in France it will be the AOL France Service.

"AOL France Service" means the AOL branded, online, proprietary subscription service provided by America Online or its successors, offered and targeted to and directly accessible by, AOL Members in France using AOL US's France-specific software (and directly accessible to other AOL Members using keywords or navigational links).

"AOL Germany service" means the AOL branded, narrow band, online, proprietary subscription service provided by America Online(R) or its successors, offered and targeted to and directly accessible by, AOL Members in Germany using AOL US' Germany-specific software (and directly accessible to other AOL Members using keywords or navigational links).

"AOL Group Companies" means AOL, CompuServe and any of their Affiliates, direct or indirect subsidiaries, or direct or indirect holding companies.

"AOL Marks" shall mean the tradenames, trademarks and service marks of AOL, including, but not limited to: "America Online"(R) service, "AOL UK, France, Germany, etc. " service, "AOL"(R) service/software, AOL's triangle logo, the "CompuServe"(R) service/software and logo, "Netscape Online"(R) service, ICQ(TM), and AOL Instant Messenger(TM).

"AOL Member" means any authorized user of any AOL Service, including any sub-accounts using any AOL Service under an authorized master account.

"AOL Network" means the AOL Services and any other product, service or property owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide.

"AOL NL Service" means, when available, the AOL branded, narrow band, online, proprietary subscription service provided (when available) by America Online (R) or its successors, offered and targeted to and directly accessible by, AOL Members in the Netherlands using AOL US' NL-specific software (and directly accessible to other AOL Members using keywords or navigational links).

"AOL Services" shall include the following services (each an "AOL Service") the AOL UK Service, AOL France Service, AOL Germany Service, AOL NL Service and any other territory AOL branded or supplied online service applicable to a specific Territory, the CompuServe Services, Netscape Online Services, AIM Service and ICQ, and such other services as AOL may designate to eMachines in writing during the Term.

"AOL UK Service" means the AOL branded narrow band propriety subscription service provided by America Online Inc. or its successors, dedicated to and directly accessible by UK-based AOL Members using AOL US's UK-specific software (and directly accessible to other AOL Members, by the use of keywords or navigational links).

"AOL US" means America Online Inc., a Delaware corporation.

"AOL Software" means the propriety software used to connect to and use (where applicable in each case) the AOL Services applicable to a specific Territory and such other software for an AOL Service applicable to a specific Territory as AOL may designate to eMachines in writing during the Term from time to time.

"Bounty Payments" means the one-off bounty fees as set out in Section 4.1.

"Bundled Products" means the AOL Software combined with the Products either by way of pre-loaded software or an AOL Package.

"CompuServe Member" means any authorised user of any CompuServe Service.

"CompuServe Services" which means the CompuServe branded proprietary subscription service provided by America Online Inc. and by CompuServe Interactive Services Limited and its local equivalents and their successors and using AOL's CompuServe specific software, dedicated to and directly accessible by subscribers based in the Territories (and indirectly accessible to other CompuServe Members, that is by use of GO words or other navigational Links) and users of the World Wide Web on the CompuServe Web sites available at www.compuserve.de, www.compuserve.fr, www.compuserve.nl and www.compuserve.ch and other local equivalents where applicable or such successor web sites as notified by AOL to the Partner in writing from time to time.

"CompuServe Europe Service" means the CompuServe branded, narrow-band online, proprietary subscription service provided by CompuServe or its successors, offered and targeted to and directly accessible by, CompuServe Members in the Netherlands using CompuServe's Netherlands-specific software.

"CompuServe Software" means the proprietary software used to connect to and use the CompuServe Services.

"Confidential Information" means any information relating to or disclosed in the course of the negotiation or performance of this Agreement, which is or should be reasonably understood by the receiving party to be confidential or proprietary to the disclosing party, including, but not limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party without an obligation of confidentiality.

"Documentation" shall mean documentation, brochures and similar materials related to the use of the Software.

"ICQ" shall mean the standard narrow-band English language version of the ICQ brand communications and messaging service available in the Territories.

"ICQ Software" shall mean the client software developed and distributed by AOL that enables end-users to access and use ICQ, and any updates, patches, new version and bug fixes thereto.

"Interactive Service" shall mean any entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g. an online mall or other leading online commerce site); and
(iii) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time online messages.

"Netscape Online Services" which means the Netscape branded services provided by AOL, dedicated to and directly accessible by Netscape ISP members based in the Territories, which, in the case of the UK is accessible via the Internet at URL http://www.netscapeonline.co.uk or such other successor web sites as notified
-------------------------------
by AOL to the Partner in writing from time to time, or such local equivalent in the Territories.

"Netscape Online Software" shall mean the client software that enables end-users to access and use Netscape Online Service, and any updates, patches, new versions and bug fixes thereto.

"Press Release" means any press release or other such public statement to be issued by either party in relation to the Promotion.

"Products" shall mean any personal desktop and laptop computers manufactured, marketed and/or sold by eMachines (or its affiliates) during the Term and any devices manufactured, marketed and/or sold by eMachines (or its affiliates) during the Term, to the extent such devices are compatible with any AOL Service. In the event an eMachines product or device is not compatible with an AOL Service, AOL and eMachines shall mutually agree upon a reasonable period of time during which AOL may attempt to develop an AOL Service that will be compatible with such new product or device. Further, eMachines agrees that it shall make good faith efforts to keep AOL apprised of new devices and products in development that will be compatible with an Interactive Service, such that the Parties have an adequate period of time to consider whether it is in their best interests that AOL develop a compatible AOL Service, and if so, to then develop such a compatible AOL Service.

"Territories" means the following European countries: United Kingdom, France, Germany, the Netherlands, Spain and Italy.

                                   EXHIBIT B

                      STANDARD LEGAL TERMS AND CONDITIONS
                      -----------------------------------

1.   License. AOL hereby grants eMachines a non-exclusive license in the
     -------
Territories to market, distribute, demonstrate, test, display and promote the AOL Software and the Documentation through the Bundled Products during the Term, solely to the limited extent and for the express purposes contemplated hereunder.

2.   Trademark License. Solely in connection with the marketing, promotion and
     -----------------
distribution obligations specified herein, eMachines shall be entitled to use the trade names, trademarks and service marks of AOL, and AOL shall be entitled to use the trade names, trademarks and service marks of eMachines as provided to AOL (as requested) by eMachines during the Term (collectively, the "Marks"); provided that (i) each party does not create a unitary composite mark involving a Mark of the other party without the prior written approval of such other party; and (ii) each party displays symbols and notices clearly and sufficiently indicating the trade mark status and ownership of the other party's Marks in accordance with applicable trademarks law and practice.

3.   Ownership.  Each party acknowledges the ownership right of the other party
     ------------
in the Marks of the other party and agrees that all use of the other party's Marks will inure to the benefit, and be on behalf, of the other party. Each party acknowledges that its utilisation of the other party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each party agrees not to do anything contesting or impairing the trademark rights of the other party. eMachines acknowledges that the AOL Software, AOL Packages and any enhancements and improvements thereto are and shall remain the exclusive property of AOL as appropriate and eMachines shall not in any way alter, interfere with or modify the AOL Software or the AOL Packages. Except as explicitly described in this Agreement or save where provided for at law, eMachines shall have no right to copy, use, reverse engineer, reproduce, display, modify or transfer the AOL Software or AOL Packages or any derivative works thereof.

4.   Quality Standards.  Each party agrees that the nature and quality of its
     -----------------
products and services supplied in connection with the other party's Marks shall conform to quality standards communicated in writing by the other party for use of its trademarks. Each party agrees to supply the other party, upon request, with a reasonable number of samples of any materials publicly disseminated by such party which utilize the other party's Marks. With respect to use of the other party's Marks, each party shall comply with all applicable laws, regulations and customs and obtain any required government approvals.

5.   Infringement Proceedings.  Each party agrees to promptly notify the other
     ------------------------
party of any unauthorized use of the other party's Marks of which it has actual knowledge. Each party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each party agrees to provide the other party, at such other party's expense, with its reasonable cooperation with respect to any such infringement proceedings arising out of the distribution or promotion of the Bundled Products hereunder.

6.   Representations and Warranties.  Each party represents and warrants to the
     ------------------------------
other party that: (i) such party has the full corporate right, power and authority to enter into the Agreement, and to perform the acts required of it hereunder; (ii) the execution of the Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound; (iii) when executed and delivered by such party, the Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms; and (iv) such party acknowledges that the other party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in the Agreement. eMachines hereby represents and warrants (i) that it possesses all authorisations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products,
(ii) the Products will not infringe any copyright of any third party, and (iii) that the Products will not violate any applicable law or regulation. AOL hereby represents and warrants (i) that it possesses all authorisations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to provide to eMachines the AOL Software and AOL Packages; (ii) that all AOL Packages and AOL Software will not infringe any copyright of any third party; and (iii) that the AOL Software and AOL Packages will not violate any applicable law or regulation.

7.   Confidentiality. Each party acknowledges that Confidential Information may
     ---------------
be disclosed to the other party during the course of the Agreement. Each party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of the Agreement, and for a period of three years following expiration or termination of the Agreement, to prevent the duplication or disclosure of Confidential Information of the other party, other than by or to its employees or agents who must have access to such Confidential Information to perform such party's obligations hereunder, who have each agreed to confidentiality restrictions no less than the obligation herein. Notwithstanding the foregoing, either party may issue a press release or other disclosure containing Confidential Information without the consent of the other party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing party will provide at least five (5) business days (or as much time as practical under the circumstances) prior written notice of such proposed disclosure to the other party. Nothing in this Section 7 of this Exhibit will be construed as a representation or agreement to restrict reassignment of either party's employees, or in any manner to affect or limit either party's present and future business activities of any nature, including business activities which could be competitive with the disclosing party. Nothing herein shall prohibit the disclosing party from pursuing a transaction similar to the one contemplated herein independently or with any other third party or parties.

8.   Limitation of Liability; Disclaimer; Indemnification.
     ----------------------------------------------------

8.1. Liability.  Under no circumstances will any party be liable to any other
     ----------
party for indirect, incidental, consequential, special or exemplary damages (even if that party has been advised of the possibility of such damages) arising from breach of the Agreement, the use or inability to use the AOL Services, or arising from any other provision of this Agreement, such as, but not limited to, loss of revenue or anticipated profits or lost business (collectively, "Disclaimed Damages"); provided that each party will remain liable to the other party to the extent any Disclaimed Damages are claimed by a third party and are subject to indemnification pursuant to clause 8.3. Except as provided in clause 8.3, liability arising under this Agreement will be limited to direct, objectively measurable damages.

8.2. No Additional Warranties.  Except as expressly set forth in this
     -------------------------
Agreement, and to the extent permitted by law no party makes any, and each party hereby specifically disclaims any, representations or warranties, express or implied, regarding the Products, AOL Services, AOL Software, AOL Packages, AOL Deliverables or Marks, including any implied warranty or merchantability or fitness for a particular purpose and implied warranties arising from course of dealing or course of performance.

8.3. Indemnification.  Each party agrees to defend, indemnify and hold harmless
     ---------------
("Indemnify") the other party and the other party's officers, directors, agents, affiliates, distributors, franchisees and employees against any loss, damage, expense, or cost, including reasonable attorneys fees (including allocated costs for in-house legal services) arising out of any claim, demand, action, suit, investigation, arbitration or other proceeding by a third party ("Liabilities") based on the other party's material breach of any duty, representation, or warranty of this Agreement. AOL shall Indemnify eMachines against Liabilities based on any assertion that the Software or the AOL Marks, breach the patent, copyright, trademark, trade secret or other proprietary right of such third party. eMachines shall Indemnify AOL against Liabilities based on any assertion that the Products, or the eMachines Marks, breach the patent, copyright, trademark, trade secret or other proprietary right of such third party.

8.4.      Indemnification Procedure.  If a party entitled to indemnification
          -------------------------
hereunder (the "Indemnified party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified party by any third party (each an "Action"), the Indemnified party shall give the other party (the "Indemnifying party") prompt written notice of such Action. Such notice shall
(i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified party. The Indemnifying party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified party. The Indemnified party shall cooperate, at the expense of the Indemnifying party, with the Indemnifying party and its counsel in the defense and the Indemnified party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified party will be free, without prejudice to any of the Indemnified party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying party will cooperate, at its own expense, with the Indemnified party and its counsel in the defense against such Action and the Indemnifying party will have the right to participate fully, at its own expense, in the defense of such Action. If a dispute arises over whether the party requesting indemnification hereunder is so entitled, the party requesting indemnification shall be free, without prejudice to any of such party's rights hereunder, to compromise or defend (and control the defense of) such Action. Any compromise or settlement of an Action shall require the prior written consent of both parties hereunder, such consent not to be unreasonably withheld or delayed.

8.5.      Acknowledgment.  AOL and eMachines each acknowledges that the
          --------------
provisions of the Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The provisions of this Section 8 will be enforceable independent of and severable from any other enforceable or unenforceable provision of the Agreement.

9.   THIS SECTION PURPOSEFULLY LEFT BLANK.
     -------------------------------------

10.  Excuse.  Neither party will be liable for, or be considered in breach of or
     ------
default under the Agreement on account of, any delay or failure to perform as required by the Agreement as a result of strike, fire, explosion, flood, storm, material shortages, riot, insurrection, governmental acts, labor conditions, acts of God, war, earthquake or any other cause which is beyond the reasonable control of such party; provided that the nonperforming party gives reasonably prompt notice under the circumstances of such condition(s) to the other party.

11.   Independent Contractors.  The parties to the Agreement are independent
      -----------------------
contractors. Neither party is an agent, representative or partner of the other party. Neither party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. The Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party.

12.   Notice. Any notice, approval, request, authorization, direction or other
      ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile; (ii) on the delivery date if delivered personally to the party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) two business days after the mailing date, whether or not actually received, if sent by first class post. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs and the General Counsel, each at the address of AOL set forth in the first paragraph of this Agreement. In the case of eMachines, except as otherwise specified herein, the notice address shall be the address for eMachines set forth in the first paragraph of this Agreement, with the other relevant notice information of eMachines as reasonably identified by AOL.

13.   No Waiver.  The failure of either party to insist upon or enforce strict
      ---------
performance by the other party of any provision of the Agreement or to exercise any right under the Agreement will not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

14.   Return of Information.  Upon the expiration or termination of the
      ---------------------
Agreement, each party will, upon the written request of the other party, return or destroy (at the option of the party receiving the request) all Confidential Information, documents, manuals and other materials provided by the other party.

15.   Survival.  Section 5 and Sections 7 - 26 of this Exhibit, will survive the
      --------
completion, expiration, termination or cancellation of the Agreement. In addition, any obligations which expressly or by their nature are to continue after termination, cancellation or expiration of the Agreement shall survive and remain in effect.

16.   Entire Agreement.  The Agreement sets forth the entire agreement and
      ----------------
supersedes any and all prior agreements of the parties with respect to the transactions set forth herein. Save as regards fraudulent misrepresentation, neither party will be bound by, and each party specifically objects to, any term, condition, representation or other provision which is different from or in addition to the provisions of the Agreement (whether or not it would materially alter the Agreement) and which is proffered by the other party in any correspondence or other document, unless the party to be bound thereby specifically agrees to such provision in writing.

17.   Amendment.  No change, amendment or modification of any provision of the
      ---------
Agreement will be valid unless set forth in a written instrument signed by the party subject to enforcement of such amendment and in the case of AOL, by an executive of at least the same standing as the executive who signed the Agreement.

18.   Solicitation/Member Information
      -------------------------------

18.1  Solicitation.  During the Term of this Agreement and for the two-years
      ------------
thereafter, neither eMachines not its agents shall use or be permitted to use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Members and/or CompuServe Members when that solicitation
is for the benefit of another Interactive Service.   More generally, eMachines
will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. "Prior Business Relationship" means that the AOL Member or CompuServe Member to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with eMachines or
(ii) provided information to eMachines through a contest, registration, or other communication, which included clear notice to the AOL Member or CompuServe Member that the information provided could result in commercial e-mail being sent to that member by eMachines or its agents. Any commercial e-mail or other online communications to AOL Members or CompuServe Members which are otherwise permitted hereunder will (i) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from eMachines and ii) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

18.2      Collection, Use and Disclosure of Member Information.  eMachines shall
          ----------------------------------------------------
ensure that its collection, use and disclosure of information obtained from AOL Members or CompuServe Members under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Services or CompuServe Services at the keyword term "Privacy". eMachines will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Members or CompuServe Members as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

19.       Further Assurances.  Each party will take such action (including, but
          ------------------
not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other party for the implementation or continuing performance of this Agreement.

20.  Assignment.  eMachines will not assign this Agreement or any right,
     ----------
interest or benefit under this Agreement without the prior written consent of AOL. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns

21.  Construction; Severability.  In the event that any provision of the
     --------------------------
Agreement conflicts with the law under which the Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the parties to the Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of the Agreement will remain in full force and effect.

22.  Injunctive Relief; Remedies.  eMachines acknowledges a violation of Section
     ---------------------------
1 of this Exhibit could cause irreparable harm to AOL for which monetary damages may be difficult to ascertain or an inadequate remedy. eMachines therefore agrees that AOL will have the right, in addition to its other rights and remedies, to seek and obtain injunctive relief for any violation of such section. Except where otherwise specified, the rights and remedies granted to a party under the Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity.

23.  Applicable Law; Jurisdiction. The Agreement will be interpreted, construed
     ----------------------------
and enforced in all respects in accordance with the laws of England except for its conflicts of laws principles. Each party irrevocably consents to the exclusive jurisdiction of the courts of England.

24.  Export Controls.  Both parties will adhere to all applicable laws,
     ---------------
regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

25.  Headings.  The captions and headings used in the Agreement are inserted for
     --------
convenience only and will not affect the meaning or interpretation of the Agreement.

26.  Counterparts.  The Agreement may be executed in counterparts, each of which
     ------------
will be deemed an original and all of which together will constitute one and the same document.